UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 16, 2021 (December 15, 2021)

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Sanders Rd., Suite 300,
Lake Forest, IL 60045

(Address of principal executive offices, including zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2021, Assertio Holdings, Inc. (the “Company”), through its newly-formed subsidiary, Otter Pharmaceuticals, LLC, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Antares Pharma, Inc. (“Antares”), and concurrently consummated the transactions contemplated by the Purchase Agreement (the “Closing”).

Pursuant to the terms of the Purchase Agreement, the Company acquired Antares’ rights, title and interest in and to Otrexup® (methotrexate), a drug device combination single-dose once weekly auto-injector for subcutaneous use (“Otrexup”), including certain related assets, intellectual property and product inventory (the “Transaction”) for (i) $18.0 million in cash payable at the Closing, (ii) $16.0 million in cash payable on May 31, 2022 and (iii) and $10.0 million in cash payable on December 15, 2022. Pursuant to the terms of the Purchase Agreement, the Company also assumed certain contracts, liabilities and obligations of Antares relating to Otrexup.

The Purchase Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations. In connection with the Transaction, the Company (i) received an exclusive, fully paid-up, royalty-free, irrevocable, transferable license, with the right to sublicense, to certain intellectual property of Antares pursuant to the terms of a license agreement and (ii) entered into a supply agreement with Antares for the certain components of Otrexup and the manufacture of products.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2021.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Transaction is incorporated by reference herein.

Item 7.01 Other Events

On December 15, 2021, the Company issued a press release announcing certain of the matters described in this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and in Exhibit 99.1 shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Special Note Regarding Forward Looking Statements

Statements included herein that are not historical facts are forward-looking statements that reflect the Company’s management’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of the Company. All statements other than historical facts may be forward-looking statements and can be identified by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will,” “aim” or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of the Company. Factors that could cause the Company actual results to differ materially from those implied in the forward-looking statements include: (1) risks related to the Company’s commercialization of Otrexup using its non-personal and digital promotion strategies; (2) the Company’s ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits from the Transaction will not be realized or will not be realized within the expected time period; (3) potential liabilities and/or litigation related to the Transaction, including risks associated with the supply agreement between the Company and Antares and/or third-party contracts assumed by the Company in the Transaction; (4) risks related to disruption of management time from ongoing business operations due to the Transaction, the restructuring of the Company’s workforce announced on December 15, 2020 (the “Restructuring”) and/or the integration of the merger with Zyla Life Sciences (the “Merger”); (5) unexpected costs, charges or expenses resulting from the Transaction, the Restructuring and/or the Merger; (6) the ability of the Company to retain key personnel; (7) potential adverse changes to business relationships resulting from the Transaction and/or the Merger; (8) the Company’s ability to achieve the growth prospects and synergies expected from the Transaction and the Merger, as well as delays, challenges and expenses associated with integrating the Company’s businesses; (9) negative effects of the Transaction and/or Merger on the market price of the Company’s common stock, credit ratings and operating results; (10) legislative, regulatory and economic developments, including changing business conditions in the industries in which the Company operates; (11) the Company’s ability to successfully pursue and complete business development, strategic partnerships, and investment opportunities to build and grow for the future; (12) the commercial success and market acceptance of the Company’s products; (13) coverage of the Company’s products by payors and pharmacy benefit managers; (14) the Company’s ability to execute on its sales, marketing and non-personal and digital promotion strategies, including developing relationships with customers, physicians, payors and other constituencies; (15) the entry of any generic products for any of the Company’s products; (16) the outcome of the Company’s opioid-related investigations, the Company’s opioid-related litigation and related claims for insurance coverage, and the Company’s securities class action and other disputes and litigation, and the costs and expenses associated therewith; (17) the outcome of the Company’s antitrust litigation relating to the drug Glumetza®; (18) the Company’s estimates regarding expenses, future revenues, capital requirements and needs for additional financing; (19) the Company’s ability to generate sufficient cash flow from its business to make payments on its indebtedness; (20) the Company’s ability to restructure or refinance its indebtedness and the Company’s compliance with the terms and conditions of the agreements governing its indebtedness; (21) compliance or non-compliance with legal and regulatory requirements related to the development or promotion of pharmaceutical products in the U.S.; (22) the Company’s plans to acquire, in-license or co-promote other products, and/or acquire companies; (23) the Company’s ability to raise additional capital, if necessary; (24) variations in revenues obtained from collaborative agreements; (25) the Company’s counterparties’ compliance or non-compliance with obligations under agreements; (26) the ability of the Company’s common stock to maintain compliance with Nasdaq’s minimum closing bid requirement of at least $1.00 per share; (27) obtaining and maintaining intellectual property protection for the Company’s products; (28) the Company’s ability to operate its business without infringing the intellectual property rights of others; (29) the impact of disasters, acts of terrorism or global pandemics, including COVID-19; (30) general market conditions; and (31) other risks listed in the Company’s filings with the United States Securities and Exchange Commission (“SEC”). These risks are more fully described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and in other filings the Company makes with the SEC from time to time. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained herein whether as a result of new information or future events, except as may be required by applicable law. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance or expected results of the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K. The Company intends to file such financial statements by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K. The Company intends to file such pro forma financial information by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)       Exhibits

99.1       Assertio Holdings, Inc. Press Release issued on December 15, 2021

104       Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021

ASSERTIO HOLDINGS, INC.

/s/ Dan Peisert
Dan Peisert
President and Chief Executive Officer